                                                                  Exhibit 10.18

                                AMENDMENT TO THE
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             GREENHILL CAPITAL, L.P.

      This AMENDMENT (this "Amendment") to the Amended and Restated Limited
Agreement of Limited Partnership, dated as of June 30, 2000 (as amended, restated or otherwise modified from time to time, the "Partnership Agreement"), of Greenhill Capital, L.P., a Delaware limited partnership (the "Partnership"), dated as of March 31, 2004, by and among GCP, L.P. ("GCP"), GCP Managing
Partner, L.P. ("GCPMP"), and the limited partners of the Partnership (the
"Limited Partners"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Partnership Agreement.

                              W I T N E S S E T H :

      WHEREAS, the GCP and the Limited Partners are parties to the Partnership
Agreement;

      WHEREAS, in accordance with Section 11.01 of the Partnership Agreement,
GCP is assigning to GCPMP, an Affiliate of Greenhill & Co., LLC, a portion of its general partnership interest in the Partnership representing all of its rights as General Partner to manage the Partnership, all of its rights to the portion of its Capital Account in the Partnership corresponding to GCP's interest in the Investments made by the Partnership after January 1, 2004 (the
"Post-2003 Investments") and all of its rights to allocations and distributions from the Partnership as general partner (including all Carried Interest) with respect to all Post-2003 Investments (collectively the "Transferred Interests");

      WHEREAS, GCP and GCPMP have also proposed an amendment relating to the removal of the general partners of Greenhill Capital Partners, L.P. and the other Related Funds without cause by the Required Limited Partners (such term, as defined in the Partnership Agreement, referring to a majority-in-interest of all the limited partners of the Partnership and the Related Funds, other than certain limited partners affiliated with Greenhill);

      WHEREAS, GCP and GCPMP hereby propose an amendment to the Partnership
Agreement providing for the dissolution of the Partnership upon the simultaneous removal of the general partners from each of the Related Funds unless the majority of Limited Partners of the Partnership elect to continue the
Partnership and remove the General Partners as provided herein; and

      WHEREAS, the Required Limited Partners have consented to amending the
Partnership Agreement in the manner and as more fully set forth herein.

      NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

      1. Definitions. (a) The following new definition shall be added to
Appendix A of the Partnership Agreement:

            "GCP" means GCP, L.P., a Delaware limited partnership.

            "General Partners" means each of GCP and the Managing General
            Partner.

            "Managing General Partner" means GCP Managing Partner, L.P., a
            Delaware limited partnership, in its capacity as a general partner of the Partnership.

            (b) Each reference to the General Partner in the Partnership
Agreement shall be deemed to refer to the Managing General Partner; provided that (i) all rights of the General Partner to the portion of its Capital Account relating to Investments made by the Partnership prior to January 1, 2004
("Pre-2004 Investments") and allocations and distributions that are payable to the General Partner with respect to Pre-2004 Investments shall be retained by
GCP and (ii) all references to the General Partner in Article 4, Sections 2.03,
2.06, 9.02, 9.03 and 11.01 and the definition of Indemnified Person shall be deemed to refer to each of the General Partners.

      2. Section 2.01. Section 2.01(a) of the Partnership Agreement is hereby amended in its entirety to read as follows:

            Section 2.01. Management Generally. (a) The management and control of the Partnership shall be vested exclusively in the Managing
            General Partner; provided the Managing General Partner will not sell, transfer, assign, exchange or otherwise dispose of any
            Pre-2004 Investment without the approval of GCP. GCP shall be responsible for providing advice to the Partnership regarding all
            Pre-2004 Investments, including making determinations with respect to any sale, transfer, assignment, exchange or other disposition of each Pre-2004 Investment. GCP hereby delegates its power to manage the business to the Managing General Partner and hereby appoints the
            Managing General Partner as its attorney-in-fact for the purposes of signing all agreements and documents on behalf of the Partnership.
            The Limited Partners shall have no part in the management or control of the Partnership and shall have no authority or right to act on behalf of the Partnership in connection with any matter.

      3. Section 5.01(c). Section 5.01(c) if the Partnership Agreement is hereby amended in its entirety to read as follows:

            "(c) The Capital Commitment of the General Partners at any time shall not be less than 1% of the aggregate Capital Commitments of all the
Partners at such time."

      4. Assignment. For value received, the receipt and sufficiency of which are hereby acknowledged, GCP does hereby assign, transfer and convey to GCPMP the Transferred Interests.

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      5. Admission. GCPMP is hereby admitted to the Partnership as an additional general partner of the Partnership and shall assume all of the responsibilities and liabilities, and be entitled to all of the rights and benefits, as the
Managing General Partner of the Partnership. GCPMP agrees to be bound by all of the terms and provisions of the Partnership Agreement with respect to the
Transferred Interests and its rights and obligations as Managing General
Partner.

      6. Dissolution. The following new subsection (g) shall be added to Section
10.02 of the Partnership Agreement:

                  (g) the effective date on which the General Partners are
            removed as general partners of the Related Funds pursuant to Section
            11.02 of the partnership agreements for the Related Funds (as
            "Removal Event"). Limited Partners (other than Defaulting Investors)
            having a majority of the Capital Commitments of the Partnership elect within 30 days of the Removal Event to (i) continue the
            Partnership and (ii) remove and replace the General Partners in accordance with Section 11.02.

      7. Removal of the General Partners. The following new Section 11.02 shall be added to the Partnership Agreement:

            "11.02 No-Fault Removal. The Required Limited Partners may, at their option, following a Removal Event require:

                  (a) the removal, effective as of a date not less than 10 days from the date of notice to the General Partners of such removal, of the General Partners from the Partnership; and

                  (b) the substitution of the Person designated by the Required
            Limited Partners as the successor general partner of the Related
            Funds as successor general partner of the Partnership in lieu thereof.

      Upon the effective date of such removal, such successor general partner shall be admitted as the sole general partner of the Partnership and, upon such admission, each of the General Partners shall be removed as general partner; provided that upon such removal:

                  (i) the interest of each removed General Partner shall be
            converted into a special limited partner interest in the Partnership with a Capital Commitment equal to the amount of the Capital
            Contributions made by it prior to such date (and an Available
            Capital Commitment equal to $0.00) and each removed General Partner may not be removed as a Limited Partner without its written consent;

                  (ii) GCP, as a special Limited Partner following any removal
            (the "GCP Limited Partner"), shall retain its interest in its
            Investment Portion Percentage of all capital invested in, and profits related to, each Pre-2004

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            Investment and shall be entitled to receive its Investment Portion
            Percentage of all distributions of capital and profits in respect of such Pre-2004 Investments (including any temporary investment income related thereto) pursuant to the terms of this Agreement in effect immediately prior to the delivery of notice of removal hereunder as if it had remained the general partner of the Partnership, and the successor general partner shall not have any interest in (or otherwise any rights to receive distributions directly or indirectly in respect of) such Pre-2004 Investments;

                  (iii) The removed Managing General Partner, as a special
            Limited Partner following any removal (the "GCPMP Limited Partner"), shall retain its interest in its Investment Portion Percentage of all capital invested in, and profits related to, each Investment that was consummated by the Partnership after January 1, 2004 and prior to the effective date of its removal as General Partner under this Section 11.02 (the "GCPMP Investments") and shall be entitled to receive its Investment Portion Percentage of all distributions of capital and profits in respect of such GCPMP Investments (including any temporary investment income related thereto) pursuant to the terms of this Agreement in effect immediately prior to the delivery of notice of removal hereunder as if it had remained the general partner of the Partnership, and the successor general partner shall not have any interest in (or otherwise any rights to receive distributions directly or indirectly in respect of) such GCPMP
            Investments;

                  (iv) all allocations and distributions (including in
            connection with the Partnership's liquidating distributions), and any temporary investment income related thereto, with respect to any
            Investment otherwise allocable or payable to the successor General
            Partner, or to which the successor general partner is otherwise entitled, shall instead be made as a special allocation or distribution, as applicable, to the GCP Limited Partner and the
            GCPMP Limited Partner (the "Removed GP Limited Partners"), until the
            Removed GP Limited Partners have received cumulative allocations and distributions equal to the amount of allocations and distributions that the Removed GP Limited Partners otherwise would have been entitled to receive pursuant to the terms of this Agreement in effect immediately prior to the delivery of notice of removal hereunder calculated as if (x) the Removed GP Limited Partners had not been removed as General Partner pursuant to this Section 11.02 and (y) no Investments had been made by the Partnership other than the Pre-2004 Investments and the GCPMP Investments;

                  (v) Greenhill and its Affiliates (including the Removed GP
            Limited Partners) shall no longer be bound by the covenants under
            Sections 2.06, 2.13 or 3.05 of this Agreement upon the effective date of removal; and

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                  (vi) the successor general partner shall assume and fund in cash any unpaid portion of the Capital Commitment of the Managing
            General Partner, as general partner.

      Any direct or indirect amendment on or after the effective date of the removal of the General Partners to the provisions of this Section 11.02 or any other provision of this Agreement that adversely affects the Removed
      GP Limited Partners' rights under this Section 11.02 (including, without limitation, any amendment to this Agreement that would adversely affect the Removed GP Limited Partners' allocations or distributions hereunder or require it to make any further capital contributions or payments on or after such removal) shall require the written consent of the Removed GP
      Limited Partners. A removal of the General Partners pursuant to this
      Section 11.02 shall be deemed a notice by the Partnership to terminate the
      Management Agreement pursuant to the terms thereof. The provisions of this
      Section 11.02 shall apply notwithstanding anything else to the contrary contained in this Agreement or the Investment Advisory Agreement."

      8. Ratification and Confirmation of Partnership Agreement. Except as so
modified pursuant to this Amendment, the Partnership Agreement is hereby ratified and confirmed in all respects.

      9. Governing Law. This Amendment shall be governed by the laws of the
State of Delaware.

                                      * * *

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

                                  GCP, L.P.

                                  By:
                                     -------------------------------
                                     Name:
                                     Title:

                                  GCP MANAGING PARTNER, L.P.

                                  By:
                                     -------------------------------
                                     Name:
                                     Title:

                                  LIMITED PARTNERS:

                                  All Limited Partners now and hereinafter
                                  admitted pursuant to powers of attorney
                                  granted to the General Partner

                                  By: GCP, L.P.

                                      By:
                                         ---------------------------
                                         Name:
                                         Title: